UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

Hepion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55020	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

399 Thornall Street, First Floor

Edison, NJ 08837

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	HEPA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On June 24, 2022, Hepion Pharmaceuticals, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Meeting”).

As of April 26, 2022, the record date for the Meeting, there were 76,229,617 shares of our common stock outstanding (including 3,184 shares of common stock issuable upon conversion of the Series A Preferred Stock).

At the Meeting, the stockholders voted on the following four proposals and cast their votes as follows:

1. To elect the six (6) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified including Gary S. Jacob, Robert Foster, John P. Brancaccio, Timothy Block, Arnold Lippa and Peter Wijngaard.

Name	Votes For	Withhold	Broker Non-Vote
Gary S. Jacob	14,105,073	18,165,707	13,187,946
Robert Foster	18,482,306	13,788,474	13,187,946
John P. Brancaccio	14,461,021	17,809,759	13,187,946
Timothy Block	12,317,724	19,953,056	13,187,946
Arnold Lippa	16,480,905	15,789,875	13,187,946
Peter Wijngaard	16,393,714	15,877,066	13,187,946

2. To ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
31,096,498	12,110,375	2,251,851	2

3. To approve the Company’s 2022 Omnibus Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
11,001,453	20,078,213	1,191,112	13,187,948

5. To approve, on an advisory basis, the compensation of the Company’s named executive officers, referred to as “say-on-pay.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
9,197,436	21,637,317	1,436,027	13,187,946

With respect to Proposal 4 (Authorized Share Increase), as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 19, 2022 (the “Proxy Statement”), votes were not sufficient to approve Proposal 4, which requires approval by the holders of a majority of the outstanding shares of common stock of the Company. The Company announced that its Meeting has been adjourned to Friday, July 22, 2022 at 9:00 a.m. Eastern Time with respect to Proposal 4. During the current adjournment, the Company will continue to solicit votes from its stockholders with respect to Proposal 4 set forth in the Proxy Statement. Proxies previously submitted with respect to the Annual Meeting will be voted on Proposal 4 at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2022

HEPION PHARMACEUTICALS, INC.

By:	/s/ Robert Foster
Robert Foster
Chief Executive Officer